SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 25, 2000

                           INTERNET CABLE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


   NEVADA                       000-26011                        87-0540291
   ------                       ---------                        ----------
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)


                                 263 KING STREET
                        CHARLESTON, SOUTH CAROLINA 29401
                        --------------------------------
          (Address of principal executive offices, including zip code)

                                 (843) 722-8007
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 8.  CHANGE IN FISCAL YEAR

         At a meeting of the Company's Board of Directors (the "Board") duly held on January 25, 2000, the Board determined that it was in the best interest of the Company to change the Company's fiscal year end from June 30 to December 31, effective retroactively to December 31, 1999. The Company will file a report on Form 10-KSB covering the transition period.

                                   SIGNATURE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    INTERNET CABLE CORPORATION



                                                    By: /s/ WILLIAM F. WALSH
                                                        --------------------
                                                        William F. Walsh
                                                        Chief Financial Officer


Dated: February 7, 2000







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